EXHIBIT 10.2


                            WASTE TECHNOLOGY CORP.
                              PROFIT-SHARING PLAN
                                   AMENDMENT

  WHEREAS, on the 1st day of November, 1988, WASTE TECHNOLOGY CORP. created a Plan and Trust known as the WASTE TECHNOLOGY CORP. PROFIT-SHARING PLAN; and

 WHEREAS, the Trustees under said WASTE TECHNOLOGY CORP. PROFIT-SHARING PLAN as of the date hereof are THEODORE C. FLOOD, MORTON FRIED and LESLIE N. ERBER; and

 WHEREAS, it is desired to remove LESLIE N. ERBER and MORTON FRIED as Trustees and to add MORTON S. ROBSON and ALAN MORRISON as Trustees in addition to THEODORE C. FLOOD.

 NOW, THEREFORE, WASTE TECHNOLOGY CORP. hereby amends said Trust Indenture, effective November 1, 1992, by removing LESLIE N. ERBER and MORTON FRIED as Trustees and by adding MORTON S. ROBSON and ALAN MORRISON as Trustees in addition to THEODORE C. FLOOD; and

 WHEREAS, WASTE TECHNOLOGY CORP. desires to further amend said Trust Indenture as follows:

 FIRST: Section 5.1 (b) is amended to read as follows:

 "(b)      Payment upon retirement.  Upon the retirement of a Participant under
           ------------------------
the provisions of paragraph (a) of this section, the interest of such Participant in the Trust Fund as of the date of his retirement shall be fully vested and shall be paid to him, in the sole discretion of the Participant, (1) in 100% company stock, with the written permission of the Participant, or (2) a pro-rata distribution of cash and company stock if such permission is not granted or cannot be obtained."

SECOND: Section 5.2 (b) is amended to read as follows:

    "(b) Payment upon death of Participant. Except as otherwise provided in paragraph (c) of this section, upon the death of a Participant, his interest in the Trust Fund as of the date of his death shall be fully vested and shall be paid to the Beneficiary which the decendent has previously duly designated if such designation remains unrevoked at the time of his death. If the decendent has not designated any Beneficiary or if the designation has been revoked, such interest shall be paid to his spouse, if she survives him, or if no spouse survives him, to his children who survive him, in equal shares, or if no children survive him, to his estate. Such payment shall be made in accordance with the method designated by the Participant, or if a Participant has made no such designation, in the sole discretion of the Beneficiary, either (1) in 100% company stock, with the written permission of the Participant, or (2) a pro-rata distribution of cash and company stock if such permission is not granted or cannot be obtained."


"THIRD: Section 5.4(c) is amended to read as follows:

   (c) Subject to section 5.7(c), the Participant's interest in the Trust Fund to which he shall be entitled under paragraph (a) of this section shall be paid or begin to be paid to such Participant as soon as practicable after the Plan Year in which such Termination of Employment occurs, in the sole discretion of the Participant, either (1) in 100% company stock with the written permission of the Participant, or (2) a pro-rata distribution of cash and company stock if such permission is not granted or cannot be obtained."


   IN WITNESS WHEREOF, the Sponsor and the Trustees have caused these presents to be executed as of the 31st day of October, 1993

                                        WASTE TECHNOLOGY CORP.

                                        By: /s/ Theodore C. Flood
                                            ---------------------
                                            President



                                        TRUSTEES:

                                            /s/ Theodore C. Flood
                                            ---------------------
                                            THEODORE C. FLOOD

                                            /s/ Morton S. Robson
                                            ---------------------
                                            MORTON S. ROBSON

                                            /s/ Alan Morrison
                                            ---------------------
                                            ALAN MORRISON